UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

HUDSON GLOBAL, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Avenue of the Americas, 12th Floor

New York, NY 10019

(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 15, 2015, Hudson Global, Inc. (the “Company”) completed the sale (the “Sale”) of substantially all of the assets (excluding working capital) of its Hudson Information Technology (US) business (the “US IT business”) to Mastech, Inc. (the "Purchaser"). The completion of the Sale was effective June 14, 2015. The Sale was pursuant to an Asset Purchase Agreement (the “Agreement”), dated as of May 8, 2015, by and among the Company, Hudson Global Resources Management, Inc. and the Purchaser.

At the closing of the Sale, the Company received from the Purchaser pursuant to the Agreement the purchase price of $17.0 million in cash. The Agreement provides generally that the Company will retain all working capital and pre-closing liabilities of the US IT Business.

The description of the Agreement set forth above is qualified by reference to the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. There are representations and warranties contained in the Agreement, which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Not applicable.

(b)    Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2015 and unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2014 and three months ended March 31, 2015, including notes to the unaudited pro forma condensed consolidated financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(c)    Not applicable.

(d)    Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of May 8, 2015, by and among Hudson Global, Inc., Hudson Global Resources Management, Inc. and Mastech, Inc. (incorporated by reference to Exhibit 2.1 to Hudson Global, Inc. Current Report on Form 8-K dated May 12, 2015 (File No. 0-50129)).

99.1	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and the three months ended March 31, 2015 of Hudson Global, Inc., including notes to the unaudited pro forma condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date:	June 19, 2015	By:	/s/ STEPHEN A. NOLAN
Stephen A. Nolan
Chief Executive Officer and Chief Financial Officer

Hudson Global, Inc.

Exhibit Index to Current Report on Form 8-K

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of May 8, 2015, by and among Hudson Global, Inc., Hudson Global Resources Management, Inc. and Mastech, Inc. (incorporated by reference to Exhibit 2.1 to Hudson Global, Inc. Current Report on Form 8-K dated May 12, 2015 (File No. 0-50129)).

99.1	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and the three months ended March 31, 2015 of Hudson Global, Inc., including notes to the unaudited pro forma condensed consolidated financial statements.